                                                                   Exhibit 10(a)

                                                                  CONFORMED COPY

             AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of September 8, 1997 to the Credit Agreement dated as of August 12, 1996 (the "Credit Agreement") among NATIONWIDE MUTUAL INSURANCE COMPANY, NATIONWIDE LIFE INSURANCE COMPANY, the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

                   W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to enable Nationwide Financial Services, Inc. ("NFS") to become a party to the Credit Agreement and a Borrower thereunder;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Addition of Borrower. On and after the Amendment Effective Date (as defined in Section 7 hereof), NFS shall be a party to the Credit Agreement and, subject to the terms and conditions thereof as amended hereby, shall have all the rights and obligations of a Borrower thereunder.

         SECTION 3. Particular Amendments. The Credit Agreement is hereby amended as follows:

                  (a) The definition of Availability Percentage is amended to read in its entirety as follows:

                           "Availability Percentage" means, with respect to any
                  Borrower, 33-1/3%; provided that if the Commitments are terminated with respect to one or more but not all Borrowers pursuant to Section 6.1, the Availability Percentage of the Borrower or Borrowers with respect to which the Commitments are terminated shall be zero and the Availability Percentage of the other Borrower or Borrowers shall be the quotient of 100% divided by the number of such other Borrowers.

                  (b) The first sentence of the definition of Borrower is
                      amended to read as follows:

                           "Borrower" means any of Nationwide Mutual,
                  Nationwide Life or NFS.


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                  (c) The following definition is added to Section 1.1 in its appropriate alphabetical position:

                           "Consolidated Tangible Net Worth" means at any date
                  the consolidated shareholders' equity of NFS and its consolidated subsidiaries plus any unrealized losses or less any unrealized gains (in each case to the extent reflected in the determination of such consolidated shareholders' equity) related, directly or indirectly, to securities available-for-sale, as determined in accordance with Statement of Financial Accounting Standards No. 115 (or any successor statements or amendments thereto) (in each case as affected by any subsequent relevant pronouncements of the Financial Accounting Standards Board or, if, and to the extent applicable, the Securities and Exchange Commission) and less Intangible Assets, all determined as of such date. For purposes of this definition, the term "Intangible Assets" means the amount (to the extent reflected in determining such consolidated shareholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1996 in the book value of any asset owned by NFS or a consolidated subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets; provided however that deferred policy acquisition costs shall not be considered Intangible Assets for purposes of this definition.

                  (d) The definition of Material Affiliate is amended by adding the phrase "or NFS" immediately following the reference to Nationwide Life in clause (ii) thereof.

                  (e) The definition of Material Subsidiary is amended by adding the phrase "or NFS" immediately following the reference to Nationwide Life in clause (ii) thereof.

                  (f) The following definition is added to Section 1.1 in its appropriate alphabetical position:

                           "NFS" means Nationwide Financial Services, Inc., a
                      Delaware corporation, and its successors.

                  (g) The definition of Statutory Surplus is amended by changing the phrase "either Borrower" to "either Nationwide Mutual or Nationwide Life".

                  (h) Section 1.2 is amended (i) by redesignating the existing text thereof as subsection (a) and adding the following language at the commencement of the first sentence thereof: "In the case of Nationwide Mutual and Nationwide Life," and (ii) by adding the following new subsection (b):

                           (b) In the case of NFS, unless otherwise specified
                  herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by such Borrower's independent public accountants) with the most recent audited consolidated financial statements of such Borrower and its consolidated subsidiaries delivered to the Banks, provided that, if such Borrower notifies the Administrative Agent that such Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies such Borrower that the Required Banks wish to amend Article 5 for such purpose), then such Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Banks.

                  (i) The word "Adjusted" in clause (ii) of Section 2.7(d) is deleted.


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
                  (j) The following new subsection (c) of Section 4.1 is added:

                           (c) In the case of NFS, such Borrower is a
                  corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  (k) Section 4.4(b) is amended by the addition of the phrase "(or, in the case of NFS, prior to September 1, 1997)" immediately following the phrase "prior to the date hereof".

                  (l) Section 5.1(a)(i) is amended by changing the phrase "each Borrower" to "each of Nationwide Mutual and Nationwide Life".

                  (m) Section 5.1(a)(ii) is amended (i) by adding the phrase "and NFS" immediately following the first reference to Nationwide Life, (ii) by substituting the phrase "such Borrower" for the second reference to Nationwide Life and (iii) by adding the phrase "(if any") immediately following the phrase "previous fiscal year".

                  (n) Section 5.1(b) is amended (i) by adding the phrase "(i) in the case of Nationwide Mutual and Nationwide Life," immediately preceding the phrase "the quarterly statement of such Borrower" and
         (ii) by adding the following clause (ii) thereto:

                  and (ii) in the case of NFS, the consolidated financial statements of NFS as of the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding quarter of the previous fiscal year (if any), all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of NFS;

                  (o) Section 5.1(e) is amended by adding the phrase "IS OR" immediately preceding the word "becomes".

                  (p) Section 5.8(a) is amended by substituting the term "$10,000,000" for clauses (i) and (ii) thereof.

                  (q) Section 5.8(j) is amended by adding the phrase "(i) in the case of Nationwide Mutual or Nationwide Life," immediately preceding the phrase Statutory Surplus and by adding the phrase "and
         (ii) in the case of NFS, Consolidated Tangible Net Worth" immediately following the phrase Statutory Surplus.

                  (r) The following new Section 5.10 is added to Article 5:

                           SECTION 5.10. Additional Covenants of NFS. (a) NFS agrees that Consolidated Tangible Net Worth will at no time be less than $1,225,000,000.

                           (b) NFS agrees that it will at all times maintain
                  ownership, free and clear of any Lien, of 100% of the outstanding capital stock of Nationwide Life.

                  (s) Section 6.1(l) is amended by adding the phrase "(i) in the case of Nationwide Mutual or Nationwide Life," immediately preceding the phrase Statutory Surplus and by adding the phrase "and
         (ii) in the case of NFS, Consolidated Tangible Net Worth" immediately following the phrase Statutory Surplus.

                  (t) Section 6.1(m) is amended by adding the phrase "or NFS" immediately following the reference to Nationwide Life.

                  (u) Each reference in the Agreement to "either Borrower" or "both Borrowers", if not amended pursuant to the preceding subsections of this Section 3, is changed to "any Borrower" or "all Borrowers", respectively.


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
         SECTION 4. Representations of Borrowers. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default with respect to such Borrower will have occurred and be continuing on such date.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 7. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

          (a) the Administrative Agent shall have received from each of the Borrowers and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

          (b) the Administrative Agent shall have received a duly executed Note of NFS for the account of each Bank, dated on or before the Amendment Effective Date and complying with the provisions of Section 2.5 of the Agreement;

          (c) the Administrative Agent shall have received an opinion of Druen, Dietrich, Reynolds & Koogler, counsel for the Borrowers, substantially to the effect of Exhibit E to the Agreement with reference to this Amendment and the Agreement as amended hereby; and

          (d) the Administrative Agent shall have received all documents it may reasonably request relating to the existence of the Borrowers, the corporate authority for and the validity of this Amendment, the Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrowers and the Banks of the Amendment Effective Date, and such notice shall be conclusive and binding upon all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                 NATIONWIDE MUTUAL INSURANCE COMPANY

                                          By     /s/DUANE M. CAMPBELL
                                          ---------------------------
                                          Title: Vice President and
                                                 Treasurer


                                 NATIONWIDE LIFE INSURANCE COMPANY

                                          By     /s/DUANE M. CAMPBELL
                                          ---------------------------
                                          Title: Vice President and
                                                 Treasurer


                                 NATIONWIDE FINANCIAL SERVICES, INC.

                                           By     /s/MARK R. THRESHER
                                           -------------------------------
                                           Title: Vice President Finance &
                                                  Treasurer
                                           Address:   One Nationwide Plaza
                                                      Columbus, OH  43251
                                                      Facsimile:  (614) 249-2739



                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                                 By     /s/JERRY J. FALL
                                                 -------------------------
                                                 Title: Vice President


                                 THE BANK OF NEW YORK

                                               By     /s/MELANIE SHOROFSKY
                                               ---------------------------
                                               Title: Vice President



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
                             BANK ONE, COLUMBUS, NA

                                    By     /s/DOUGLAS H. KLAMFOTH
                                    --------------------------------------------
                                    Title: Vice President


                             THE FIRST NATIONAL BANK OF CHICAGO

                                    By     /s/CYNTHIA W. PRIEST
                                    --------------------------------------------
                                    Title: Vice President


                             MELLON BANK, N.A.

                                    By     /s/JOANNA PATTERSON
                                    --------------------------------------------
                                    Title: Officer


                             THE CHASE MANHATTAN BANK

                                    By     /s/PETER PLATTEN
                                    --------------------------------------------
                                    Title: Vice President


                             FLEET NATIONAL BANK

                                    By     /s/MICHAEL M. SINISGALLI
                                    --------------------------------------------
                                    Title: Vice President


                             THE HUNTINGTON NATIONAL BANK

                                    By     /s/CINDY L. KEITCH
                                    --------------------------------------------
                                    Title: Vice President


                             KEYBANK NATIONAL ASSOCIATION

                                    By     /s/SHARON F. WEINSTEIN
                                    --------------------------------------------
                                    Title: Vice President


                             NATIONAL CITY BANK OF COLUMBUS

                                    By     /s/TERESA HALSELL
                                    --------------------------------------------
                                    Title: Assistant Vice President


                             THE NORTHERN TRUST COMPANY

                                    By     /s/LISA M. TAYLOR
                                    --------------------------------------------
                                    Title: Officer


                             ROYAL BANK OF CANADA

                                    By     /s/Y.J. BERNARD
                                    --------------------------------------------
                                    Title: Manager


                             STATE STREET BANK AND TRUST COMPANY

                                    By     /s/EDWARD M. ANDERSON
                                    --------------------------------------------
                                    Title: Vice President


                             WELLS FARGO BANK, N.A.

                                    By     /s/GARRETT BAKER
                                    --------------------------------------------
                                    Title: Vice President



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